SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2002


                                SYSCO CORPORATION
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)


           1-06544                                     74-1648137
   ----------------------                   -------------------------------
  (Commission File Number)                 (IRS Employer Identification No.)


                 1390 Enclave Parkway, Houston, Texas 77077-2099
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
                 -----------------------------------------------
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 27, 2002, Sysco Corporation ("SYSCO") dismissed Arthur Andersen LLP ("Andersen") as its principal accountant and engaged Ernst & Young LLP ("E&Y") as its principal accountant. The decision to change principal accountants was recommended by the Audit Committee and was approved by the Board of Directors of the Company. The change will be effective immediately. During the past two fiscal years and through the date of this Current Report, the Company has not consulted with E&Y on any matter.

Andersen's reports on the consolidated financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of this Current Report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years, nor have there been any reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Andersen was provided with a copy of the statements made in the foregoing paragraph and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of Andersen's letter dated March 27, 2002 is attached hereto as Exhibit 16.1.

A copy of the press release issued by the Company regarding its change in accountants is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number       Description
         --------------       -----------

         16.1                 Letter from Arthur Andersen dated March 27, 2002

         99.1                 Press Release dated March 27, 2002




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYSCO CORPORATION



Date:  March  27, 2002                   By: /s/ John K. Stubblefield, Jr.
                                            ------------------------------------
                                            Name:    John K. Stubblefield, Jr.
                                            Title:   Executive Vice President,
                                                     Finance and Administration







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


                                  EXHIBIT INDEX



EXHIBIT NUMBER             DESCRIPTION                               PAGE
--------------             -----------                               ----

16.1                       Letter from Arthur Andersen
                           dated March 27, 2002                        5

99.1                       Press Release dated March 27, 2002          6







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